EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Angel Oak Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Angel Oak Funds Trust for the period ended January 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Angel Oak Funds Trust for the stated period.

/s/ Dory S. Black	/s/ Daniel Fazioli
Dory S. Black President (Principal Executive Officer) Angel Oak Funds Trust	Daniel Fazioli Treasurer (Principal Financial Officer) Angel Oak Funds Trust

Dated: March 27, 2017	Dated: March 27, 2017

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Angel Oak Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.